Exhibit 99.1
1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands, Inc. Reports

First Quarter Fiscal 2025 Financial Results

•
Net Sales $41.6 Million
•
GAAP Gross Margin 45.4%
•
Traditional Channel Sales $25.1 Million
•
E-Commerce Channel Sales $16.5 Million
•
International Net Sales $4.4 Million – Up 21%

COLUMBIA, Mo., September 5, 2024 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an innovation company that provides product solutions for outdoor enthusiasts, today announced financial results for the first quarter of fiscal 2025 ended July 31, 2024.

First Quarter Fiscal 2025 Financial Highlights

•
Quarterly net sales were $41.6 million, a decrease of $1.8 million, or 4.1%, compared with net sales of $43.4 million for the prior year.
•
Quarterly gross margin was 45.4%, consistent with quarterly gross margin of 45.4% for the comparable quarter last year. Non-GAAP gross margin for the quarter was 46.0%. For a detailed reconciliation, see the schedules that follow in this release.
•
Quarterly GAAP net loss was $2.4 million, or ($0.18) per diluted share, compared with a GAAP net loss of $4.1 million, or ($0.31) per diluted share, last year.
•
Quarterly non-GAAP net income was $748,000 or $0.06 per diluted share, compared with non-GAAP net income of $98,000, or $0.01 per diluted share, last year. GAAP to non-GAAP adjustments for net income exclude acquired intangible amortization, stock compensation, non-recurring inventory reserve costs, technology implementation, and other costs. For a detailed reconciliation, see the schedules that follow in this release.
•
Quarterly Adjusted EBITDAS was $2.0 million, or 4.8% of net sales, compared with Adjusted EBITDAS of $1.1 million, or 2.6% of net sales, for the prior year. For a detailed reconciliation, see the schedules that follow in this release.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Brian Murphy, President and Chief Executive Officer, said, “Net sales results for our first quarter came in as expected, declining slightly year-over-year, driven by a combination of order timing and recent trends in certain consumer markets. Nevertheless, I am pleased with our performance, which included a significant increase of more than 76% in Adjusted EBITDAS, and reflected a consumer preference for innovative products from our popular brands in Outdoor Lifestyle and Shooting Sports categories. New product innovation and expanded distribution opportunities are core to our long-term growth strategy, and both played a key role in our first quarter results.

“Innovation allows us to forge strong relationships with our consumers and retailers and expand our access to new markets. New products launched within the past 24 months generated 23% of our net sales in the first quarter. In Outdoor Lifestyle, new products from our BOG and BUBBA brands, including our Smart Fish Scale, delivered strong hunting and fishing performance and helped to largely offset softness in outdoor cooking and rugged outdoor. In Shooting Sports, new products from our Caldwell Claymore family, including our Solo and PullPup clay target throwers, drove strength in shooting accessories and helped partially offset weakness in personal protection products, which is reflective of recent trends in that market. We believe our consumer is resilient, and with innovation as our growth engine, we are excited about the new products we have in store and the future growth they can fuel.

“Expanded distribution opportunities are also a key part of our growth strategy and during the quarter we remained focused on ensuring our brands are increasingly accessible to a broad audience of consumers, both domestically and internationally. Accordingly, our efforts to introduce more of our brands to Canadian consumers helped deliver international net sales of $4.4 million, comprising over 10% of our net sales in the quarter and representing growth of over 21%. These results demonstrate the tremendous potential the international market holds for our brands,” concluded Murphy.

Andrew Fulmer, Chief Financial Officer, said, “Our balance sheet remained strong in the first quarter, and we continued to demonstrate disciplined capital management. We ended the quarter with $23.5 million in cash and no debt after replenishing our inventories in preparation for the fall hunting and holiday seasons, and after repurchasing our common stock during the quarter. We remain excited about the opportunities that lie ahead for fiscal 2025 and beyond. While we anticipate that headwinds in the Shooting Sports category may continue, we believe that our initiatives to drive channel expansion, combined with our robust new product pipeline, will help deliver growth in our Outdoor Lifestyle category. Therefore, we continue to believe that we remain well positioned to deliver growth in both net sales and profitability in fiscal 2025.”

Conference Call and Webcast

The Company will host a conference call and webcast today, September 5, 2024, to discuss its first quarter fiscal 2025 financial and operational results. Speakers on the conference call will include Brian Murphy, President and Chief Executive Officer, and Andrew Fulmer, Chief Financial Officer. The conference call may include forward-looking statements and a discussion of non-GAAP financial measures. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (833) 630-1956 and ask to join the American Outdoor Brands call. No RSVP is necessary. The conference call audio webcast can also be accessed live on the Company's website at aob.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

In this press release, certain non-GAAP financial measures, including “non-GAAP net income” and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. From time to time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) technology implementation, (iv) non-recurring inventory reserve adjustment, (v) emerging growth status transition costs, (vi) income tax adjustments, (vii) interest (income)/expense, (viii) income tax expense, and (xi) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an innovation company that provides product solutions for outdoor enthusiasts, including hunting, fishing, camping, shooting, outdoor cooking, and personal security and personal defense products. The Company produces innovative, high quality products under brands including BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla Grills®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT!TM; Old Timer®; Schrade®; Tipton®; Uncle Henry®; ust®; and Wheeler®. For more information about all the brands and products from American Outdoor Brands, Inc., visit aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this press release, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this press release include our belief in the success of the core to our long-term growth strategy of new product innovation and expanded distribution opportunities; our belief in the resilience of consumer and the future growth in sales of our new products; our belief that our initiatives to drive channel expansion, combined with our robust new product pipeline, will deliver growth in our Outdoor Lifestyle category; and our belief that we remain well positioned to deliver growth in both net sales and profitability in fiscal 2025. We caution that these statements are qualified by important risks, uncertainties, and

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our ability to source the materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; economic, social, political, legislative, and regulatory factors; lawsuits and their effect on us; inventory levels, both internally and in the distribution channel, in excess of demand; natural disasters, pandemics, seasonality, news events, political events, and consumer tastes; future investments for capital expenditures; future products and product development; the features, quality, and performance of our products; the success of our strategies and marketing programs; our market share and factors that affect our market share; liquidity and anticipated cash needs and availability; the supply, availability, and costs of materials and components and related tariffs; our ability to maintain and enhance brand recognition and reputation; risks associated with the distribution of our products and overall availability of labor; and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	As of:
	July 31, 2024 (Unaudited)	April 30, 2024
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$23,463	$29,698
Accounts receivable, net of allowance for credit losses of $114 on July 31, 2024 and $133 on April 30, 2024	26,346	25,728
Inventories	106,710	93,315
Prepaid expenses and other current assets	5,585	6,410
Income tax receivable	245	223
Total current assets	162,349	155,374
Property, plant, and equipment, net	10,992	11,038
Intangible assets, net	37,930	40,217
Right-of-use assets	33,165	33,564
Other assets	354	404
Total assets	$244,790	$240,597
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$18,118	$14,198
Accrued expenses	11,725	9,687
Accrued payroll and incentives	4,923	4,167
Lease liabilities, current	1,359	1,331
Total current liabilities	36,125	29,383
Lease liabilities, net of current portion	32,951	33,289
Total liabilities	69,076	62,672
Commitments and contingencies
Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding on July 31, 2024 and April 30, 2024	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 14,820,494 shares issued and 12,875,062 shares outstanding on July 31, 2024 and 14,701,280 shares issued and 12,797,865 shares outstanding on April 30, 2024	15	15
Additional paid in capital	277,642	277,107
Retained deficit	(76,988)	(74,623)
Treasury stock, at cost (1,945,432 shares on July 31, 2024 and 1,903,415 shares on April 30, 2024)	(24,955)	(24,574)
Total equity	175,714	177,925
Total liabilities and equity	$244,790	$240,597

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months Ended July 31,
	2024	2023
	(Unaudited)
Net sales	$41,643	$43,445
Cost of sales	22,717	23,726
Gross profit	18,926	19,719
Operating expenses:
Research and development	1,674	1,599
Selling, marketing, and distribution	11,383	12,054
General and administrative	8,443	10,151
Total operating expenses	21,500	23,804
Operating loss	(2,574)	(4,085)
Other (expense)/income, net:
Other income, net	83	39
Interest income/(expense), net	148	(12)
Total other (expense)/income, net	231	27
Loss from operations before income taxes	(2,343)	(4,058)
Income tax expense	22	55
Net loss	$(2,365)	$(4,113)
Net loss per share:
Basic	$(0.18)	$(0.31)
Diluted	$(0.18)	$(0.31)

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended July 31,
	2024	2023
	(In thousands)
Cash flows from operating activities:
Net loss	$(2,365)	$(4,113)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,309	3,969
Provision for credit losses on accounts receivable	(19)	6
Stock-based compensation expense	932	932
Changes in operating assets and liabilities:
Accounts receivable	(599)	3,268
Inventories	(13,395)	(5,179)
Accounts payable	4,073	4,115
Accrued liabilities	2,794	2,122
Other	918	45
Net cash (used in)/provided by operating activities	(4,352)	5,165
Cash flows from investing activities:
Payments to acquire patents and software	(261)	(267)
Payments to acquire property and equipment	(844)	(569)
Net cash used in investing activities	(1,105)	(836)
Cash flows from financing activities:
Payments on notes and loans payable	—	(5,000)
Payments to acquire treasury stock	(381)	(2,268)
Payment of employee withholding tax related to restricted stock units	(397)	(300)
Net cash used in financing activities	(778)	(7,568)
Net increase in cash and cash equivalents	(6,235)	(3,239)
Cash and cash equivalents, beginning of period	29,698	21,950
Cash and cash equivalents, end of period	$23,463	$18,711
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$42	$117
Income taxes (net of refunds)	$36	$13

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (In thousands, except per share data) (Unaudited)
	For the Three Months Ended July 31,
	2024	2023

GAAP gross profit	$18,926	$19,719
Non-recurring inventory reserve adjustment	221	—
Non-GAAP gross profit	$19,147	$19,719

GAAP operating expenses	$21,500	$23,804
Amortization of acquired intangible assets	(2,119)	(2,960)
Stock compensation	(932)	(932)
Technology implementation	—	(293)
Emerging growth status transition costs	(42)	—
Non-GAAP operating expenses	$18,407	$19,619

GAAP operating loss	$(2,574)	$(4,085)
Amortization of acquired intangible assets	2,119	2,960
Stock compensation	932	932
Non-recurring inventory reserve adjustment	221	—
Technology implementation	—	293
Emerging growth status transition costs	42	—
Non-GAAP operating income	$740	$100

GAAP net loss	$(2,365)	$(4,113)
Amortization of acquired intangible assets	2,119	2,960
Stock compensation	932	932
Non-recurring inventory reserve adjustment	221	—
Technology implementation	—	293
Emerging growth status transition costs	42	—
Income tax adjustments	(201)	26
Non-GAAP net income	$748	$98

GAAP net loss per share - diluted	$(0.18)	$(0.31)
Amortization of acquired intangible assets	0.16	0.22
Stock compensation	0.07	0.07
Non-recurring inventory reserve adjustment	0.02	—
Technology implementation	—	0.02
Emerging growth status transition costs	—	—
Income tax adjustments	(0.02)	—
Non-GAAP net income per share - diluted (a)	$0.06	$0.01

(a) Non-GAAP net income per share does not foot due to rounding.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

	For the Three Months Ended July 31,
	2024	2023
GAAP net loss	$(2,365)	$(4,113)
Interest (income)/expense	(148)	12
Income tax expense	22	55
Depreciation and amortization	3,284	3,945
Stock compensation	932	932
Technology implementation	—	293
Non-recurring inventory reserve adjustment	221	—
Emerging growth status transition costs	42	—
Non-GAAP Adjusted EBITDAS	$1,988	$1,124